Exhibit 10.1

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Kymera Therapeutics, Inc.

500 North Beacon Street, 4th Floor, Watertown, MA 02472

Attn: Chief Executive Officer

with a copy (which will not constitute notice) to: Goodwin Procter LLP

Attn: Sarah Solomon 100 Northern Avenue

Boston, MA 02210 By Email and FedEx

July 31, 2024

Re: Amended and Restated Collaboration and License Agreement, dated November 15, 2022 [***]

Dear Ladies and Gentlemen,

Reference is hereby made to the Amended and Restated Collaboration and License Agreement, entered into as of November 15, 2022, by and between Kymera Therapeutics, Inc., a corporation organized under the laws of the State of Delaware (“Kymera”), and Genzyme Corporation, a corporation organized under the laws of the Commonwealth of Massachusetts (“Sanofi”), as amended by that certain Letter, entered into as of November 14, 2023, by and between Kymera and Sanofi (the “Agreement”). Kymera and Sanofi are referred to in this Letter individually as a “Party” and collectively as the “Parties.” Capitalized terms used but not defined herein will have the meanings ascribed to such terms in the Agreement.

The Parties desire to collaborate on a [***], and pursuant to Section 18.5 of the Agreement, the Parties desire to amend the Agreement in accordance with the terms and conditions set forth herein.

In consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1.1
Transfer of Materials. Sections 2.9.1, 2.9.2 and 2.9.3 of the Agreement are hereby amended and restated in their entirety as follows:
2.9
Transfer of Materials.
2.9.1
To facilitate the conduct of activities under each Research Plan and the [***], as applicable: (a) Sanofi may, at its election, provide Materials to Kymera to facilitate Kymera’s Research activities under the Research Plan or [***], as applicable (in which case the transfer of such Materials shall be specified in the Research Plan or [***], as applicable, or the minutes of the JRDC), and (b) Kymera (i) will provide to Sanofi reasonable quantities of such Materials as are reasonably necessary to permit Sanofi to [***].

2.9.2
All Materials transferred pursuant to this Section 2.9 (a) will remain the sole

ACTIVE/131770235.4

property of the supplying Party (it being understood that jointly-owned Materials will remain jointly-owned, notwithstanding any physical transfer between the Parties), (b) will be used only in the fulfillment of the receiving Party’s obligations or exercise of rights under this Agreement, (c) will remain solely under the control of the receiving Party, (d) will not be used or delivered by the receiving Party to or for the benefit of any Third Party (other than a permitted Subcontractor or Sublicensee) without the prior written consent of the supplying Party, and (e) will not be used in research or testing involving human subjects, unless expressly agreed in writing. The receiving Party will use the Materials in compliance with Applicable Laws and the terms and conditions of this Agreement, and will not reverse engineer or chemically analyze such Materials, except as specified in the Research Plan or [***], as applicable.
2.9.3
Any intellectual property generated by or on behalf of either Party in connection with the use of Materials transferred pursuant to this Section 2.9 will be governed by the following:
(a)
Subject to the licenses granted under Article 10, the supplying Party will solely own all right, title and interest in and to any data, information, results and reports generated by or on behalf of either Party directly from the use of any transferred Materials that comprise Collaboration Compounds, Collaboration Candidates or Licensed Products, solely within any MTA Research Studies permitted and conducted under Section 2.8 (including [***]) or the [***] permitted and conducted under Section 2.4.8, as applicable, and such data, information, results and reports will be shared with the supplying Party via the JRDC,
(b)
Except as set forth in Section 2.9.3(a), all intellectual property created, conceived or generated by or on behalf of either Party using Collaboration Compounds, Collaboration Candidates or Licensed Products under this Agreement in connection with the MTA Research Studies or the [***], as applicable, will be governed by the provisions of this Agreement, including Article 10 and Article 12.
1.2
[***]. A new Section 2.4.8 is hereby added to the Agreement as follows:
2.4.8
[***]. During the First Additional Degrader Research Term, the Parties will conduct a [***], subject to and in accordance with the terms of this Agreement and a mutually agreed written plan (such plan, the “[***]”). A copy of the current [***] is attached hereto as Schedule 1. For the avoidance of doubt, the [***] will be conducted by the Parties separately from the Research activities under the Research Plan.
(a)
[***] Amendments. The JRDC will discuss, propose and approve updates and amendments to the [***]; provided that, subject to Section 2.4.8(d), no amendment to the [***] will be effective unless and until approved by the JRDC.

(b)
[***] Diligence. For the [***], each Party will use Commercially Reasonable Efforts to [***].
(c)
[***].
(d)
Operational Discretion. Subject to the terms and conditions of this Agreement, including Section 9.9, the Party to which an activity under the [***]is assigned will have the right to make decisions with respect to how such activity is conducted from an operational perspective; provided that such decisions are consistent with this Agreement and the [***]; and provided, further, that, notwithstanding anything in this Agreement, Sanofi will have final decision- making authority with respect to [***], and Kymera will have final decision-making authority with respect to [***].

(e)
Information Rights; [***].
(i)
For the [***], each Party will provide the JRDC with a summary of the material activities conducted by or on behalf of such Party or any of its Affiliates or Sublicensees for the [***]. Such summary will be provided to the JRDC at least [***].
(ii)
For the [***], each Party will provide a written report to the JRDC summarizing the results and deliverables of its activities for the [***] and containing all raw data generated in connection with such activities (the “[***]”) within [***] after the earliest of (a) [***] and (b) mutual agreement by the Parties (such agreement not to be unreasonably withheld, conditioned or delayed). Upon a Party’s request, the JRDC will convene a special meeting to review and discuss the [***] within [***] (the “[***]”); otherwise such review and discussion will occur at the next scheduled JRDC meeting.
(f)
Subcontracting. Sanofi may engage Third Party contractors to perform the [***] activities hereunder; provided that (a) each contract between Sanofi and a Third Party contractor will include confidentiality and non-use provisions that are substantially similar to those set forth in Article 16 (or such other terms as are otherwise agreed by Kymera) (but of duration customary in confidentiality agreements entered into for a similar purpose, provided that the duration of confidentiality for any information which constitutes a trade secret will be for as long as such information remains a trade secret under Applicable Law), (b) Sanofi will remain at all times fully liable for the acts and omissions by such Third Party contractors under this Agreement as if they were acts or omissions by Sanofi, (c) Sanofi will be responsible for the effective and timely management of and payment of its Approved Third Party contractors hereunder and (d) each contract between Sanofi and a Third Party contractor will provide that [***].
1.3
Joint Research and Development Committee.
1.3.1
Sections 9.2.2(a) and 9.2.2(b) of the Agreement are hereby amended and restated in their entirety as follows:
9.2.2
Specific Responsibilities. The JRDC will, subject to the escalation, final decision-making authority and dispute resolution procedures in Section 9.9:
(a)
be responsible for overseeing the Parties’ performance of their respective activities under the Research Plan, Early Development Plan and [***] and provide support to each Party with respect to such Party’s activities thereunder;
(b)
review and discuss (i) each amended Research Plan, Early Development Plan and [***] and approve updates or material amendments to the Research Plan, Early Development Plan and [***] and (ii) the Phase 2 Development Plan and approve updates or material amendments to the Phase 2 Development Plan;
1.3.2
The following subsection (mm) is hereby added to Section 9.2.2 as follows:

(mm) review and discuss summaries, reports and data provided by the Parties pursuant to Section 2.4.8(e) in accordance with the terms thereof;

1.4
License Grant to Sanofi. Section 10.1.2 of the Agreement is hereby amended and restated in its entirety as follows:

10.1.2 Subject to the terms of this Agreement, on a Collaboration Target-by-Collaboration Target basis, during the Research Term, solely to the extent that Sanofi has any Step-In Activities, CMC activities, Manufacturing activities, or other activities under the Research Plan, Early Development Plan, [***] and Phase 2 Activities, as applicable, Kymera hereby grants to Sanofi a non-exclusive, non-royalty bearing license, including the right to grant Sublicenses in accordance with Section 10.3, under the Licensed Technology to perform such Step-In Activities, CMC activities, Manufacturing activities, or other activities under the Research Plan, Early Development Plan, [***] or Phase 2 Activities, as applicable.

1.5
License Grant to Kymera. Section 10.2 of the Agreement is hereby amended and restated in its entirety as follows:

10.2 License Grant to Kymera. Subject to the terms and conditions of this Agreement, including Section 8.1, on a Collaboration Target-by-Collaboration Target basis during the Term, Sanofi hereby grants to Kymera a non-exclusive license under (i) the Sanofi Technology, and (ii) the Exclusive Licenses under Section 10.1.3, each including the right to grant Sublicenses in accordance with Section 10.3, solely to perform Kymera’s obligations under this Agreement. The foregoing license to Kymera and its Affiliates includes, on a Collaboration Target-by-Collaboration Target basis, a license to Kymera and its Affiliates to (a) perform activities under the Research Plan, Early Development Plan and Backup Research Plan for a given Collaboration Target, (b) perform activities under the [***], (c) if Kymera exercises the Kymera Co-Promote Right for a Collaboration Target, to perform Co-Promotion activities for Opt-In Products Directed Against such Collaboration Target in the applicable Field in the United States, and (d) perform Manufacturing activities for Collaboration Compounds, Collaboration Candidates and Licensed Products Directed Against such Collaboration Target as set forth in this Agreement.

1.6
Ownership of [***] Technology. Section 12.1.2(b) of the Agreement is hereby amended and restated in its entirety as follows:

(b)

(i)
As between the Parties, Kymera will be the sole owner of any Foreground Know-How that [***], and will own and retain all rights, title and interest thereto, subject to any rights or licenses expressly granted by Kymera to Sanofi under this Agreement. For clarity, [***]. Any dispute of whether any [***] will be governed by Sections 9.9.2(b)(iii) and 9.9.2(b)(iv).
(ii)
As between the Parties, Kymera will be the sole owner of all Foreground Know-How [***]. For clarity, [***].

Except as specifically set forth in this Letter, the Agreement will continue in full force and effect without change. This Letter (together with all schedules and exhibits attached hereto) constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof. No amendment, modification or supplement of any provision of this Letter will be valid or effective unless made in writing and signed by a duly authorized officer of each of Sanofi and Kymera. No provision of this Letter will be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party. The waiver by either Party of any breach of any provision hereof by the other Party will not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

This Letter, and all claims arising under or in connection therewith, will be governed by and interpreted in accordance with the substantive laws of the State of New York, without regard to conflict of law principles thereof.

Yours Sincerely,

On behalf of Genzyme Corporation

By: /s/ John Bertin

Name: John Bertin

Title: Head of Immunology Research

Acknowledged and Agreed:

On behalf of Kymera Therapeutics, Inc.

By: /s/Nello Mainolfi

Name: Nello Mainolfi

Title: CEO